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                               ADDENDUM NO. 12

                                      to

                        REINSURANCE AGREEMENT INVE0001

                                   between

                 INVESTORS INSURANCE CORPORATION OF DELAWARE

             with Administrative Offices in Jacksonville, Florida

                                     and

                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY

                               of Dallas, Texas



Effective August 1, 1997, Schedule II of the Agreement shall be replaced by the attached Schedule II, which is amended to cover the reinsurance of the net retained Arizona business and the change of Republic-Vanguard Life's coinsurance quota share for new business issued in Arizona.


IN WITNESS WHEREOF, the parties have executed this Addendum in duplicate on the dates and places set forth below:


INVESTORS INSURANCE CORPORATION         REPUBLIC-VANGUARD LIFE INSURANCE

August 1, 1997                          August 1, 1997
__________________________              _________________________
Date                                    Date

Susan F. Powell                         John Brill
__________________________              _________________________
By                                      By

EVP                                     SVP
__________________________              _________________________
Title                                   Title

Debra Sanders                           Gorden Jardin
__________________________              _________________________
Witness                                 Witness











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                                 SCHEDULE II

A. COINSURANCE PERCENTAGES
                                                            Quota Share
Calendar Period of Issue             Jurisdiction            Reinsured
------------------------          -------------------       -----------
January 1, 1991-
     September 30, 1994           Missouri                       80%
October 1, 1991-
     September 30, 1994           All Licensed States            80%
October 1, 1994-
     April 30, 1995               All Licensed States            90%
May 1, 1995-
     December 31, 1996            All Licensed States           100%
January 1, 1997-
     July 31, 1997                All Licensed States,
                                    except California            60%
August 1, 1997 and later          All Licensed States,
                                    except California,           60%

                                  Arizona                100%, plus 100% of
                                                           Investor's Net
                                                           Retained Business
                                                           issued October 1,
                                                           1991-July 31, 1997


B. ASSUMPTION OF  DIRECT POLICIES - Effective March 27, 1995

                               Assumption by
Calendar Period of Issue       Jurisdiction         Republic-Vanguard Life
------------------------      --------------      --------------------------
1990 - 1994: 13 Policies          Kansas                      100%

























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